Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   6.96%
June, 2001   6.47%
May, 2001   7.24%
April, 2001   7.18%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.84%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,631,211,247.25